SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 21, 2005
                                                          -----------------

                         FALCON RIDGE DEVELOPMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                   0-28789                   84-1461919
   ----------------------------    -------------          -------------------
   (State or other jurisdiction   (Commission                (IRS Employer
         of incorporation)         File Number)            Identification No.)


           5111 Juan Tabo Boulevard N.E.
              Albuquerque, New Mexico                        87111
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       (Address of principal executive offices)           (Zip Code)


                                  505.856.6043
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               Registrant's telephone number, including area code



                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ___ Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

    Item 1.01     Entry into a Material Definitive Agreement              3

    Signature                                                             4

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



ITEM 1.01 ENTRY INTO A DEFINITIVE AGREEMENT

     Effective October 21, 2005, Spanish Trails LLC ("Spanish Trails"), a New Mexico limited liability company, and wholly owned subsidiary of Falcon Ridge Development, Inc., entered into a Purchase Agreement (the "Agreement") with D.R. Horton, Inc. ("DR") a Delaware corporation, (collectively, the "Parties"). The Parties did not have a material relationship prior to the Agreement.

     The Agreement relates to the sale of certain parcels of land in the Enchanted Mesa Subdivision, located in Belen, New Mexico which is owned by Spanish Trails. The Agreement gives DR the right to purchase approximately 150 fully developed single-family lots from Spanish Trails. In consideration of the right to purchase the lots, DR will deposit $135,000 in earnest money. The approximate value of the contract is $3,000,000, payable in cash, which will be adjusted if the number of lots fluctuates. The purchase price includes the price of the land and the cost to develop the lots as single family residential lots to the point of being eligible for issuance of building permits. The closing of the purchase and sale of all or a portion of the lots will take place on a date mutually agreeable to Spanish Trails and DR that is no later than August 15, 2006. Within 10 days from the full execution of the Agreement, Spanish Trails will furnish DR with a satisfactory commitment from a title insurance company with standard exceptions in an amount equal to the purchase price. Spanish Trails is required to complete a replatting process relating to the lots with the Valencia County, New Mexico authorities. In total (including the 150 lots), Spanish Trails owns approximately 200 acres where the D R Horton lots will be constructed and has a total of approximately 2,200 acres in Belen, NM under purchase contracts.


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



SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FALCON RIDGE DEVELOPMENT, INC

                                               By:   /s/ Fred M. Montano
                                                     ---------------------------
                                                     Fred M. Montano, President
Date: October 25, 2005


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